Exhibit 99.3

(b)	PRO FORMA FINANCIAL INFORMATION.

Spine Injury Solutions, Inc.

And

Bitech Mining Corporation

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

Spine Injury Solutions, Inc.

And

Bitech Mining Corporation

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

The following unaudited pro forma combined balance sheet as of the year ended December 31, 2021 are based on the historical financial statements of Spine Injury Solutions, Inc. (the “Company”) and Bitech Mining Corporation, a Wyoming corporation (“Bitech”) after giving effect to the Company’s acquisition of Bitech using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of January 1, 2021 for statements of operations for pro forma financial statement purposes.

The merger between the Company and Bitech has been accounted for as a reverse acquisition under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations” (“SFAS No. 141”). The combination of the two companies is recorded as a recapitalization of Bitech pursuant to which Bitech is treated as the continuing entity. In connection with the acquisition, the Company entered into a Share Exchange Agreement with the Sellers to exchange an aggregate of 94,312,250 shares of Bitech’s Common Stock, par value $0.001 per share, representing 100% of the issued and outstanding shares of Bitech (collectively, the “Bitech Shares”). In consideration of the Bitech Shares, the Company issued to the Sellers an aggregate of 9,000,000 shares of the Company’s newly authorized Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). Each Bitech Share shall be entitled to receive 0.09543 shares of Series A Preferred Stock. Each share of Series A Preferred Stock shall automatically convert into 53.975685 shares (an aggregate of approximately 485,781,300) of the Company’s Common Stock (the “Company Common Stock”) upon filing of an amendment to its Certificate of Incorporation increasing the number of the Company’s authorized common stock so that there are a sufficient number of shares of Company Common Stock authorized but unissued to permit a full conversion of all the Series A Preferred Stock. Upon conversion of the Series A Preferred Stock, the Sellers will hold, in the aggregate, approximately 96% of the issued and outstanding shares of Company capital stock on a fully diluted basis.

The unaudited pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined consolidated financial position or results of operations in future periods or the results that actually would have been realized had Bitech and the Company been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2021 as filed with United States Securities and Exchange Commission (“SEC”) on March 16, 2022 and Bitech’s historical audited financial statements for the year ended December 31, 2021 which are included as Exhibit 99.2, in the Current Report on Form 8-K as filed with SEC on April 4, 2022.

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Spine Injury Solutions, Inc.

And

Bitech Mining Corporation

PRO FORMA COMBINED BALANCE SHEET

December 31, 2021

(Unaudited)

	Historical			Pro Forma
	Spine Injury Solutions, Inc.	Bitech Mining Corporation		Adjustments	Combined
ASSETS

CURRENT ASSETS:
Cash	$16,437	$976,947		$-	$993,384
Accounts receivable, net of allowance discounts of $447,126	27,263	-		-	27,263

Total Current Assets	43,700	976,947		-	1,020,647

PROPERTY AND EQUIPMENT, net	-	-		-	-

Intangible Asset	-	35,000		-	35,000

Total Assets	$43,700	$1,011,947		$-	$1,055,647

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	37,495	11,106		-	48,601
Notes Payable	395,000	-		-	395,000

Total Current Liabilities	432,495	11,106		-	443,601

Total Liabilities	432,495	11,106		-	443,601

STOCKHOLDERS’ EQUITY:
Series A Convertible Preferred stock, $0.001 par value; 9,000,000 shares authorized;
9,000,000 issued or outstanding	-	-	(a)	9,000	9,000
Common stock: $0.001 par value; 250,000,000 shares authorized;
20,240,882 shares issued and outstanding	20,241				20,241
Common Stock: $0.001; 100,000,000 shares authorized; 93,407,250 issued and outstanding		93,407	(a)	(93,407)	-
Additional paid-in capital	19,869,511	371,738	(b)	369,366	21,431,270
Retained earnings (accumulated deficit)	(20,278,547)	(284,959)	(b)	(284,959)	(20,848,465)

Total Stockholders’ Equity (Deficit)	(388,795)	1,000,841		-	612,046

Total Liabilities and Stockholders’ Equity	$43,700	$1.011,947		$-	$1,055,647

See accompanying notes to the unaudited pro forma combined financial statements.

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Spine Injury Solutions, Inc.

And

Bitech Mining Corporation

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

(Unaudited)

	Historical		Pro Forma
	Spine Injury Solutions, Inc.	Bitech Mining Corporation	Adjustments	Combined

NET REVENUES	$168,880	$-	$-	$168,880

COST OF SALES	-	-	-	-

GROSS PROFIT	168,880	-	-	168,880

OPERATING EXPENSES:

Operating, general and administrative	379,883	284,959	-	664,842

INCOME (LOSS) FROM OPERATIONS	(211,003)	(284,959)	-	(495,962)

OTHER INCOME (EXPENSE):
Interest expense, net	(26,859)	-	-	(26,859)
Other income (expense)	97,497	-		97,497

Total Other income (expense)	70,638	-	-	70,638

INCOME (LOSS) BEFORE INCOME TAXES	(140,365)	(284,959)	-	(425,324)

INCOME TAXES	-	-	-	-

NET INCOME (LOSS)	(140,365)	(284,959)	-	(425,324)

INCOME (LOSS) PER COMMON SHARE - BASIC:
Net income (loss)	$(0.01)	(0.00)		$(0.02)

Weighted average number of common shares outstanding – basic and diluted (1)	20,240,882	89,727,414	(89,727,414)	20,240,882

(1) Weighted average number of Common Shares outstanding of Spine Injury Solutions, Inc. (the “Company”) reflects the cancellation of all of shares of the Common Stock of Bitech Mining Corporation in exchange for 9,000,000 shares of the Series A Convertible Preferred Stock of the Company.

See accompanying notes to the unaudited pro forma combined financial statements.

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Spine Injury Solutions, Inc.

And

Bitech Mining Corporation

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2021

NOTE 1 - Basis of Pro Forma Presentation

Spine Injury Solutions, Inc. (the “Company”) acquired Bitech Mining Corporation on March 31, 2022 (the “Closing Date”) through a share exchange pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, Bitech, each of Bitech’s shareholders (each, a “Seller” and collectively, the “Sellers”), and Benjamin Tran, solely in his capacity as Sellers’ Representative (“Sellers’ Representative”). The transaction contemplated by the Share Exchange Agreement is hereinafter referred to as the “Share Exchange”). The Share Exchange Agreement provides that the Company will acquire from the Sellers, an aggregate of 94,312,250 shares of Bitech’s Common Stock, par value $0.001 per share, representing 100% of the issued and outstanding shares of Bitech (collectively, the “Bitech Shares”). In consideration of the Bitech Shares, the Company issued to the Sellers an aggregate of 9,000,000 shares of the Company’s newly authorized Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). Each Bitech Share shall be entitled to receive 0.09543 shares of Series A Preferred Stock. Each share of Series A Preferred Stock shall automatically convert into 53.975685 shares (an aggregate of approximately 485,781,300) of the Company’s Common Stock (the “Company Common Stock”) upon filing of an amendment to its Certificate of Incorporation increasing the number of the Company’s authorized common stock so that there are a sufficient number of shares of Company Common Stock authorized but unissued to permit a full conversion of all the Series A Preferred Stock. Upon conversion of the Series A Preferred Stock, the Sellers will hold, in the aggregate, approximately 96% of the issued and outstanding shares of Company capital stock on a fully diluted basis.

The unaudited pro forma combined balance sheet as of December 31, 2021 and the unaudited pro forma combined statements of operations for the year ended December 31, 2021 are based on the historical financial statements of the Company and Bitech after giving effect to the Company’s acquisition of Bitech using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements as if such acquisition had occurred as of December 31, 2021 for the balance sheet, and January 1, 2021 for statements of operations for pro forma financial statements purposes. The unaudited pro forma combined financial statements do not purport to represent what the results of operations or financial position of Bitech would actually have been if the merger had in fact occurred on January 1, 2021, nor do they purport to project the results of operations or financial position of Bitech for any future period or as of any date, respectively.

These unaudited pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between the Company and Bitech since such amounts, if any, are not presently determinable.

NOTE 2 - Pro Forma Adjustments

The accompanying unaudited pro forma combined financial statements have been prepared as if the acquisition was completed on March 31, 2022 for balance sheet purposes and on January 1, 2021 for statements of operations purposes and reflect the following pro forma adjustments:

a)	To reflect Share Exchange Agreement issuance of 9,000,000 shares of the Company’s newly authorized Series A Convertible Preferred Stock, par value $0.001 per share in exchange for an aggregate of 94,312,250 shares of Bitech’s Common Stock, par value $0.001 per share, representing 100% of the issued and outstanding shares of Bitech (collectively, the “Bitech Shares”).

Series A Convertible Preferred Stock: $0.001 par value	(9,000)
Additional paid-in capital	9,000
Additional paid-in capital	93,407)
Common Stock: $0.001 par value	(93,407)

b)	To reclassify the Company’s accumulated deficit as additional paid-in capital in connection with the recapitalization of the Company.

Additional paid-in capital	284,959
Accumulated deficit	(284,959)

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